Exhibit 24

POWER OF ATTORNEY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Alvaro Garcia-Tunon and Timothy R. Wesley, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 3 million shares of Westinghouse Air Brake Technologies Corporation (the “Company”) common stock offered by the Company and shares of the Company’s common stock offered by certain selling shareholders, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign and complete any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of October 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Robert J. Brooks

Robert J. Brooks

POWER OF ATTORNEY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Alvaro Garcia-Tunon and Timothy R. Wesley, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 3 million shares of Westinghouse Air Brake Technologies Corporation (the “Company”) common stock offered by the Company and shares of the Company’s common stock offered by certain selling shareholders, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign and complete any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of October 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Kim G. Davis

Kim G. Davis

POWER OF ATTORNEY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Alvaro Garcia-Tunon and Timothy R. Wesley, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 3 million shares of Westinghouse Air Brake Technologies Corporation (the “Company”) common stock offered by the Company and shares of the Company’s common stock offered by certain selling shareholders, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign and complete any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of October 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Emilio A. Fernandez

Emilio A. Fernandez

POWER OF ATTORNEY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Alvaro Garcia-Tunon and Timothy R. Wesley, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 3 million shares of Westinghouse Air Brake Technologies Corporation (the “Company”) common stock offered by the Company and shares of the Company’s common stock offered by certain selling shareholders, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign and complete any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of October 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Lee B. Foster, II

Lee B. Foster, II

POWER OF ATTORNEY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Alvaro Garcia-Tunon and Timothy R. Wesley, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 3 million shares of Westinghouse Air Brake Technologies Corporation (the “Company”) common stock offered by the Company and shares of the Company’s common stock offered by certain selling shareholders, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign and complete any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of October 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Michael W. D. Howell

Michael W. D. Howell

POWER OF ATTORNEY

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Alvaro Garcia-Tunon and Timothy R. Wesley, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 3 million shares of Westinghouse Air Brake Technologies Corporation (the “Company”) common stock offered by the Company and shares of the Company’s common stock offered by certain selling shareholders, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign and complete any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of October 15, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ William E. Kassling

William E. Kassling